UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                                 March 30, 2004
             ------------------------------------------------------
                Date of Report (Date of earliest event reported)

                           EXTENDED STAY AMERICA, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                    001-13125               36-3996573
----------------------------   -----------------------    ----------------------
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
      of incorporation)                                   Identification Number)


                                100 Dunbar Street
                              Spartanburg, SC 29306
               ---------------------------------------------------
               (Address of principal executive offices) (zip code)


                                 (864) 573-1600
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5.  Other Events.

On March 30, 2004, Extended Stay America, Inc. ("Extended Stay") announced that it will hold a special meeting of stockholders on Friday, May 7, 2004, for the purpose of adopting the Agreement and Plan of Merger, dated March 5, 2004, between Extended Stay, BHAC Capital IV, L.L.C. and BHAC Capital Acquisition IV, Inc. The Company also announced that stockholders of record as of the close of business on Thursday, April 8, 2004, will be entitled to vote at the special meeting.

A copy of the press release issued by Extended Stay on March 30, 2004, announcing the date of the special meeting and the record date is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.

     Exhibit Number                       Description of Exhibit

          99.1 Press release, dated March 30, 2004, of Extended Stay America, Inc., announcing the date of the special meeting of stockholders and the record date of stockholders entitled to vote at such special meeting

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          EXTENDED STAY AMERICA, INC.



Date:  March 30, 2004                     By:  /s/ James A. Ovenden
                                               ---------------------------------
                                               Name:    James A. Ovenden
                                               Title:   Chief Financial Officer

                                  EXHIBIT INDEX


     Exhibit Number                     Description of Exhibit

         99.1 Press Release, dated March 30, 2004, of Extended Stay America, Inc., announcing the date of the special meeting of stockholders and the record date of stockholders entitled to vote at such special meeting